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                         NOTICE OF WITHDRAWAL OF TENDER

                REGARDING LIMITED LIABILITY COMPANY INTERESTS IN

               GROSVENOR REGISTERED MULTI-STRATEGY FUND (TE), LLC

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 29, 2010

                   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
                    AT, AND THIS NOTICE OF WITHDRAWAL MUST BE
                                  RECEIVED BY,
                          12:00 MIDNIGHT, EASTERN TIME,
          ON WEDNESDAY, OCTOBER 27, 2010 UNLESS THE OFFER IS EXTENDED.

  COMPLETE THIS NOTICE OF WITHDRAWAL AND RETURN BY MAIL OR FAX TO YOUR MERRILL
       LYNCH, PIERCE, FENNER & SMITH, INC. ("MERRILL") FINANCIAL ADVISER.

            YOUR MERRILL FINANCIAL ADVISER MUST SUBMIT THIS NOTICE OF
          WITHDRAWAL TO "HEDGETRADE@ML.COM" MAILBOX AND SIMULTANEOUSLY
         REMOVE THE TRADE ORDER PREVIOUSLY ENTERED INTO THE PAPERLESS AI
   SYSTEM, BY MIDNIGHT, EASTERN TIME, ON OCTOBER 27, 2010, UNLESS THE OFFER IS
                                    EXTENDED.

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               GROSVENOR REGISTERED MULTI-STRATEGY FUND (TE), LLC

Ladies and Gentlemen:

     The undersigned hereby withdraws the tender of its limited liability company interest in GROSVENOR REGISTERED MULTI-STRATEGY FUND (TE), LLC (the "Fund"), or the tender of a portion of such interest, for purchase by the Fund that previously was submitted by the undersigned in a Letter of Transmittal dated _____________________.

     This tender was in the amount of:

          [ ] Entire limited liability company interest in the Fund ("Interest")

          [ ] Portion of Interest expressed as a specific dollar value:
              $_____________________

     The undersigned recognizes that upon submission on a timely basis of this Notice of Withdrawal of Tender, properly executed, the Interest (or portion thereof) previously tendered will not be purchased by the Fund.

FOR INDIVIDUAL INVESTORS (INCLUDING SPOUSES INVESTED JOINTLY):


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Signature                               Signature


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Name of Signatory (please print)        Name of Signatory (please print)


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Title of Authorized Person              Title of Authorized Person
(please print)                          (please print)

FOR ENTITY INVESTORS (E.G., TRUSTS, ENDOWMENTS, FOUNDATIONS, CORPORATIONS, AND PARTNERSHIPS):


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Signature                               Signature


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Name of Signatory (please print)        Name of Signatory (please print)


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Title of Authorized Person              Title of Authorized Person
(please print)                          (please print)


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Signature                               Signature


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Name of Signatory (please print)        Name of Signatory (please print)


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Title of Authorized Person              Title of Authorized Person
(please print)                          (please print)


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